Ex. 99.1
Wintrust Financial Corporation

Edward J. Wehmer President and Chief Executive Officer

FORWARD-LOOKING INFORMATION During the course of our remarks today, you will hear us make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are not absolute. Refer to our periodic reports on file with the SEC for further detail in this regard.

Who We Are A Little History

Who We Are Approximately fourteen year-old community focused banking organization with approximately $9.0 billion in assets Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets. 9 charters started since 1991 and 7 acquisitions since the 4th qtr 2003. (One of the acquisitions was an in-market transaction and it was merged recently with an existing Bank charter.) 72 existing banking locations

Who We Are Significant wealth management operation. Provide brokerage, asset management and trust capabilities to our retail and commercial customer bases. Two commercial finance companies which provide loan production to optimize banks' balance sheets and allow us to be asset driven and therefore aggressive in our continued acquisition of market share. WestAmerica Mortgage Company, acquired in 2004, provides mortgage production capabilities throughout the United States. Has given us a national presence while enhancing our Banks' product capabilities and delivery systems in the retail mortgage arena. As a true community bank, our customer base is predominantly retail in nature. Retail banking is at the core of our strategy.

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Current Bank and Trust Subsidiaries 2 2 3 4 5 6 7 8 9 10 10 14 16 22 23 25 Banking Offices 1 1 3 5 11 14 17 21 24 28 29 31 36 50 62 72 Historical Growth

Business Overview - Compound Annual Growth Rates (Years ended December 31, 2005) 1 year 2 year 3 year 4 year 5 year Revenues 27.6% 26.8% 25.0% 31.8% 31.4% Net Income 30.5 32.6 34.0 38.1 43.1 EPS (diluted) 17.5 17.9 19.8 21.3 27.1 Assets 27.4 31.2 30.0 31.9 31.2 Loans 19.9 25.7 26.8 26.8 27.5 Deposits 31.8 31.8 29.6 30.6 29.8

Consolidated Net Income (000s) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q05 1Q06 -2236 1497 -973 4846 6245 9427 11155 18439 27875 38118 51334 67016 15673 19013 West 31.6 2606 North 43.9

Consistent EPS Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Annual 0.4 0.49 0.73 0.83 1.27 1.6 1.98 2.34 2.75 3.02 Quarterly 0.07 0.09 0.1 0.13 0.08 0.08 0.17 0.16 0.15 0.18 0.2 0.21 0.23 0.24 0.07 0.29 0.29 0.32 0.33 0.33 0.4 0.37 0.4 0.43 0.45 0.49 0.53 0.52 0.54 0.58 0.6 0.62 0.68 0.53 0.8 0.75 0.76 North Consensus Estimates Annual Quarterly

Prospects For Continued Earnings Growth Each chartered bank expected to increase assets $50 - $75 million per year and improve ROA 10 - 20 basis points. Newly chartered de novo every two years Recent acquisitions should be accretive right out of the box and even more so when put on our growth track Wealth management business Rising interest rates and/or a positively sloping yield curve should improve net interest income Capacity for additional loan growth

Loans Growth Issues Average Loan-to-deposit Ratios: 2000 87.7% 2001 87.4% 2002 88.5% 2003 86.4% 2004 87.7% 2005 83.4% 1Q06 79.6% Current year ratio is lower due to: What we deem to be irrational competition on the pricing and underwriting terms being offered in the marketplace Our niche portfolio growth not keeping pace with core portfolio mainly due to the impact of acquisitions We are getting our "turns at bat" for new credits but we will not loosen our underwriting standards just for the sake of growth. -- We will grow the portfolio safely. All within our desired range

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06 Crystal Lake 7 40 Total 52 83 189 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 8382 Barrington 11 72 105 Libertyville 35 76 124 174 North Shore 44 105 169 266 287 Hinsdale 23 67 115 167 223 254 Lake Forest 8 49 96 143 195 270 380 408 Total Assets (in millions) 1Q06

Asset Growth of Banks by Year 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06 Lake Forest 8 49 96 143 195 270 380 441 499 581 667 897 1087 1256 1334 1404 Hinsdale 0 23 67 115 167 223 281 350 401 508 642 746 887 980 1037 North Shore 0 44 105 169 266 294 360 450 563 771 871 938 949 960 Libertyville 0 35 76 124 186 219 287 355 479 587 758 844 868 Barrington 0 11 72 120 177 241 314 447 553 688 788 800 Crystal Lake 0 7 53 89 125 184 297 429 479 500 515 Northbrook 0 22 86 185 255 572 694 721 Advantage 114 150 230 278 265 Village 80 99 173 604 613 Beverly 0 84 134 155 Wheaton 125 157 171 Town 308 396 399 SBOTL 502 549 543 Old Plank 27 Hinsbrook 515 (in millions) 1Q-06

Deposit Growth 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 3/31/06 Deposit Growth 918 1229 1464 1827 2315 3089 3877 5105 6729 6882 (in millions)

Deposit Composition As of March 31, 2006 - $6.882 Billion DDA NOW Wealth Mgmt Money Market Savings CDs East 0.09 0.11 0.06 0.09 0.04 0.61 NOW Certificates of Deposit Money Market Wealth Mgmt. DDA Savings

Loan Growth 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 3/31/06 BV per share 712 974 1270 1548 2018 2556 3298 4348 5214 5435 (in millions)

Loan Composition Desire a Loan-to-deposit ratio of 85%-90% Loan Portfolio allocation: 60-65% Core Loans (Commercial, real estate, retail) 35-40% Niche Loan Portfolios Assists in maintaining sound credit quality (i.e. lenders don't need to stretch for volume) Approach allows us to be asset driven Have been selling excess premium finance loan production since 1999 The sold loan production is available to be on our books as we grow the funding side of the business

Loan Portfolio Composition As of March 31, 2006 - $5.4 Billion Comm'l Premium Finance Indirect Auto Tricom Other Niches Res. Real Estate Home Equity Other East 0.58 0.17 0.04 0.01 0.03 0.05 0.11 0.01 Comm'l and Comm'l R/E Premium Finance Indirect Consumer Tricom Res. R/E Home Equity Other Other Niches

Our Growth And Marketing Strategy

Marketing Strategy Primarily serve the affluent suburbs of Chicago Our target market is anywhere within 90 miles of our Lake Forest Ill. headquarters Position as the local alternatives to the big banks Decentralized management style coupled with multi-business unit approach allows us to keep decisions close to the customer while staying competitively nimble Offer same or better products, same or better delivery systems and differentiate with service Asset driven philosophy has generally allowed us to be aggressive in gaining retail deposit share Really a private banking environment without having to say so

Banking Locations

Lake Forest Bank Lake Forest $255,720 Hinsdale Bank Hinsdale $211,503 North Shore Community Wilmette $176,465 Libertyville Bank Libertyville $139,362 Barrington Bank Barrington $182,830 Crystal Lake Bank Crystal Lake $100,153 Northbrook Bank Northbrook $148,270 Beverly Bank Beverly - Chicago $76,498 Village Bank Arlington Heights $91,175 Advantage National Bank Elk Grove Village $84,845 Town Bank Delafield, WI $110,398 State Bank of the Lakes Antioch $82,877 Wheaton Bank Wheaton $115,715 Old Plank Trail Community New Lenox $83,398 Hinsbrook Bank Willowbrook $122,004 Community Avg. HH Income Market Demographics Source: 2005 Projections on 2000 census data supplied by MapInfo Bank Average Household Income in each Bank's main location:

Lead with retail - leads to commercial growth Go after the big guys - Creative advertising that positions our community banks as the "David" versus the "Goliath" big banks Go after market share - Desire to have No. 1 or 2 market share in short order Focus on household penetration Cross-sell Service, service, service - no nuisance fees Community involvement and events Advanced distribution channels Ultimately give customers all their financial products from their "home town" bank Marketing Strategy

Marketing Strategy - New Bank Image differentiation -Community bank versus the "big bad commoditizers" Design market specific cradle to grave products with attributes tailored to beat all local competition Shotgun advertising (media and direct mail) of bundled account packages which provide added benefits-for life! Subsequent introduction of other unique products and services (deposits, loans, wealth management) Word of mouth becomes a major referral source Service is what wins the day

Marketing Strategy - Ongoing Continued image re-enforcement of "little vs. big" Continued product advertising to gain new households and additional wallet share of existing customers Utilize MCIF system for targeted cross sales opportunities Utilize MCIF for "life stage" promotions The longer we keep a customer, the deeper the relationship Retail customers provide greatest in roads to commercial business due to market affluence

Number of Households Retail and Commercial Banking Customers Q4 1998 Q1 1999 Q2 1999 Q3 1999 Q4 1999 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Households 28673 33989 35343 37484 38002 39421 41384 42473 44301 46775 48358 50680 53184 56096 61405 63593 65516 67138 68783 72245 71270 72831 72924 80936 106554 115024 115944 119497

Deposit Market Share De Novo Market Opening Acq. Market Share Bank Date Date Share Rank 1. Lake Forest Bank & Trust 12/91 34.3% 1 (out of 9) 2. Hinsdale Bank & Trust 10/93 21.2% 2 (out of 14) 3. North Shore Community Bank 09/94 31.9% 1 (out of 8) 4. Libertyville Bank & Trust 10/95 42.4% 1 (out of 10) 5. Barrington Bank &Trust 12/96 29.7% 2 (out of 8) 6. Crystal Lake Bank & Trust 12/97 19.3% 2 (out of 15) 7. Northbrook Bank & Trust 11/00 19.4% 2 (out of 11) 8. Advantage National Bank 10/03 12.1% 3 (out of 14) 9. Village Bank & Trust 12/03 24.3% 2 (out of 9) 10. Beverly Bank & Trust 04/04 17.6% 3 (out of 9) 11. Wheaton Bank & Trust 09/04 6.1% 5 (out of 14) 12. Town Bank 10/04 65.0% 1 (out of 5) 13. State Bank of The Lakes 01/05 53.7% 1 (out of 6) *FDIC deposit market share as of June 30, 2005, for each Wintrust Main Bank Zip Code.

Deposit Market Share-Chicago MSA As of June 30, 2005 In-market Deposit Deposit Market Bank Holding Company Dollars Share % JP Morgan Chase & Co. ** $38.4 BB 16.02% ABN AMRO Holding N.V. ** $31.0 BB 12.92% Bank of Montreal ** $23.3 BB 9.74% Northern Trust Corporation $ 8.5 BB 3.53% Fifth Third Bancorp ** $ 8.1 BB 3.36% Royal Bank of Scotland Group ** $ 6.4 BB 2.69% Wintrust Financial Corporation $ 6.0 BB 2.51% Source: FDIC Website - Summary of Deposits as of June 30, 2005 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state

Average Deposit Account Size De Novo Average Opening Acq. Deposit Bank Date Date Acct. Size Lake Forest Bank & Trust 12/91 $39,300 Hinsdale Bank & Trust 10/93 $21,700 North Shore Community Bank 09/94 $22,600 Libertyville Bank & Trust 10/95 $20,000 Barrington Bank &Trust 12/96 $27,800 Crystal Lake Bank & Trust 12/97 $20,200 Northbrook Bank & Trust 11/00 $28,300 Advantage National Bank 10/03 $28,400 Village Bank & Trust 12/03 $25,400 Beverly Bank & Trust 04/04 $19,100 Wheaton Bank & Trust 09/04 $24,600 State Bank of The Lakes 01/05 $10,000 Old Plank Trail Comm. Bank 03/06 $15,000

Marketing Strategy - New Competition Competition is nothing new - we've always had it and always will We never play defense - always offense We will not lose what we have worked so hard to build Corporate structure allows us to react quickly and directly "Meet or Beat"

Examples of our Advertising Continually Searching For The Purple Cow